SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2006

Featherlite, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

000-24804	41-1621676
(Commission File Number)	(IRS Employer Identification No.)

Highways 63 and 9
Cresco, Iowa 52136
(Address of Principal Executive Offices and Zip Code)

(563) 547-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

X	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

    On July 28, 2006, Featherlite, Inc. issued a press release adding one sentence to its press release dated July 27, 2006 announcing the execution of the Agreement and Plan of Merger, dated as of July 26, 2006, by and among Universal Trailer Holdings Corp., Dart Acquisition Corp. and Featherlite, Inc. A copy of this press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits:
99.1 Press Release dated July 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEATHERLITE, INC.

Date: July 28, 2006	By:	/s/ Conrad D. Clement
Title: President & CEO

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

EXHIBIT INDEX
to
FORM 8-K

FEATHERLITE, INC.

Date of Report:	Commission File No.:
July 28, 2006	000-24804

Exhibit No.	ITEM

99.1	Press Release dated July 28, 2006.